Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

8. Income Taxes

The Company files corporate income tax returns in the United States (federal) and in New York. The Company is subject to federal, state and local income tax examinations by tax authorities from inception.

At December 31, 2019, the Company has approximately $17,233,000 of operating loss carryforwards for both federal and state tax purposes that may be applied against future taxable income. The net operating loss carryforwards will begin to expire in the year 2037 if not utilized prior to that date. Net operating losses generated after 2017 are limited to 80% of current years income and can be carried forward indefinitely. There is no provision for income taxes because the Company has historically incurred operating losses and maintains a full valuation allowance against its net deferred tax assets. The valuation allowance increased by approximately $1,206,000 and $5,619,000 during the years 2019 and 2018, respectively, and was approximately $9,885,000 and $8,679,000 at December 31, 2019 and 2018, respectively.

A reconciliation of the statutory U.S. Federal rate to the Company’s effective tax rate is as follows:

	December 31,
	2019	2018
Federal income tax benefit at statutory rate	21.00%	21.00%
State income tax, net of federal benefits	5.44%	7.80%
Permanent items	(0.01)%	(9.88)%
Return to Provision	(1.85)%	-%
Other	-%	0.49%
Change in valuation allowance	(24.58)%	(19.41)%
Provision for income taxes	-	-

The tax effect of temporary differences that gave rise to significant portion of the deferred tax assets were as follows:

	December 31,
	2019	2018
Net operating loss carryforwards - Federal	$3,619,000	$2,785,000
Net operating loss carryforwards - State	2,115,000	1,827,000
Stock based compensation	1,470,000	1,335,000
Capital loss carryforward	2,721,000	2,776,000
Capitalized Software	(148,000)	(182,000)
Settlement reserve	140,000	122,000
Depreciation and amortization	(50,000)	1,000
Allowance for doubtful accounts	18,000	15,000
Valuation allowance	(9,885,000)	(8,679,000)
Net deferred tax assets	$-	$-

An adjustment was made to the opening balance of deferred tax assets amounting to $2 million for net operating losses and other tax attributes that were not previously reported. The assets are subject to full valuation allowance.

The federal and state net operating loss may be subject to the limitations provided in the Internal Revenue Code (“IRC”) Sections 382 and 383. The net operating loss and tax credit carryforwards are subject to review by the Internal Revenue Service in accordance with the provisions of Section 382 of the Internal Revenue Code. Under this Internal Revenue Code section, substantial changes in the Company’s ownership may limit the amount of net operating loss carryforwards that could be utilized annually in the future to offset the Company’s taxable income. Specifically, this limitation may arise in the event of a cumulative change in ownership of the Company of more than 50% within a three-year period. Any such annual limitation may significantly reduce the utilization of the Company’s net operating loss carryforwards before they expire. The closing of the Company’s merger alone or together with transactions that have occurred or that may occur in the future, may trigger an ownership change pursuant to Section 382, which could limit the amount of net operating loss carryforwards that could be utilized annually in the future to offset the Company’s taxable income, if any. Any such limitation as the result of the Company’s additional sales of common stock by the Company could have a material adverse effect on the Company’s results of operations in future years.

There are no liabilities from unrecognized tax benefits included in the Company’s consolidated balance sheets as of December 31, 2019 and 2018, and therefore the Company has not incurred any penalties or interest.